[LOGO]
                                                               Annual Report for
                                                                      Year Ended
                                                               December 31, 1995

MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R)  VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information, contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP


*Affiliated with the Investment Adviser

Dear Contract Owner:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and bond prices rose in response to these declines. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns. For the 12 months ended December 31, 1995, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the series in the Trust which invest in equity securities participated in this favorable performance and achieved positive total returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Stock Markets
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Comments from the Director of Research are presented on the following page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/ A. Keith Brodkin                                  /s/ Kevin R. Parke
----------------------                                --------------------
A. Keith Brodkin                                      Kevin R. Parke
Chairman and President                                Director of Research

January 12, 1996

MFS(R)  RESEARCH SERIES

The Research Series commenced investment operations on July 26, 1995 and provided a total return of +10.62% from that date through December 31, 1995. This compares to a +10.76% return for the S&P 500 for the same period.* The Series' overweighting in the US defense industry contributed significantly to performance. These stocks performed well due to continued consolidation of the industry as well as improved margins for several specific programs. Stocks within this group which contributed to performance included McDonnell Douglas and Loral. The Series' holdings in technology contributed to performance. This sector was volatile for the year, but our holdings outperformed the sector. Particularly affecting performance was our computer software holdings which appreciated due to successful new product introductions and continued strong margins. Holdings in this category include Cadence Design, Oracle and Computer Associates. Finally, the Series' holdings in financial services positively affected performance. These stocks were strong due to decreased interest rates and improved earnings due to industry consolidation.

Offsetting this strong performance was the Series' holdings in the retail and cellular telephone industries. Retail stocks were very weak relative to the S&P 500 due to slowing consumer spending and increased competition. Cellular telephone stocks were negatively affected by the purchase of Lin Broadcasting by AT&T for a price lower than original expectations. In addition, subscriber growth has slowed.

Our outlook for 1996 is that the slower U.S. economy will eventually affect corporate earnings growth. Thus, the key to superior performance in the coming year will be stock selection and strong relative earnings growth. Based on this outlook, our committee of research analysts has overweighted technology, financial services, health care, consumer staples, and industrial goods and services. We believe stocks in these sectors could demonstrate strong earnings even as the U.S. economy continues to slow. For example, within technology, we are emphasizing computer software companies with strong product cycles and proprietary niches. These attributes could enable these companies to sustain their earnings growth and profit margins even if the overall technology market slows.

A committee of MFS Research Analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

PERFORMANCE SUMMARY

The information below illustrates the performance of the MFS Research Series shares in comparison to a market indicator.

AGGREGATE TOTAL RETURNS                                              7/26/95* -
                                                                    12/31/95
===============================================================================
MFS Research Series                                                 +10.62%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+\1/                           +10.76%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  * Commencement of investment operations; benchmark comparisons are from July 31, 1995.

  + The Standard & Poor's 500 Index is a popular, unmanaged index of common stock performance. It is not possible to invest in an index.

\1/ Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Common Stocks - 91.8%
========================================================================================================
Issuer                                                                            Shares           Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.9%
   Aerospace - 4.4%
      General Dynamics Corp.                                                         400  $       23,650
      Lockheed-Martin Corp.                                                          400          31,600
      McDonnell Douglas Corp.                                                        500          46,000
      United Technologies Corp.                                                      100           9,487
                                                                                          --------------
                                                                                          $      110,737
--------------------------------------------------------------------------------------------------------
   Agricultural Products - 3.0%
      AGCO Corp.                                                                     600  $       30,600
      Case Corp.                                                                   1,000          45,750
                                                                                          --------------
                                                                                          $       76,350
--------------------------------------------------------------------------------------------------------
   Apparel and Textiles - 1.1%
      Nike, Inc.,  B                                                                 400  $       27,850
--------------------------------------------------------------------------------------------------------
   Banks and Credit Companies - 3.9%
      BayBanks, Inc.                                                                 300  $       29,475
      Chase Manhattan Corp.                                                          400          24,250
      First Interstate Bancorp                                                       100          13,650
      Integra Financial Corp.                                                        300          18,900
      Northern Trust Co.                                                             200          11,200
                                                                                          --------------
                                                                                          $       97,475
--------------------------------------------------------------------------------------------------------
   Business Machines - 1.1%
      International Business Machines Corp.                                          300  $       27,525
--------------------------------------------------------------------------------------------------------
   Business Services - 2.6%
      Affiliated Computer Co.*                                                       300  $       11,250
      Alco Standard Corp.                                                            500          22,813
      Ceridian Corp.*                                                                700          28,875
      Technology Solutions Co.*                                                      200           3,900
                                                                                          --------------
                                                                                          $       66,838
--------------------------------------------------------------------------------------------------------
   Cellular Phones - 0.3%
      Telephone & Data Systems, Inc.                                                 200  $        7,900
--------------------------------------------------------------------------------------------------------
   Chemicals - 1.9%
      Air Products & Chemicals, Inc.                                                 300  $       15,825
      Grace (W.R.) & Co.                                                             300          17,737
      Hanna (M.A.) Co.                                                               300           8,400
      Uniroyal Chemical Corp.*                                                       900           7,425
                                                                                          --------------
                                                                                          $       49,387
--------------------------------------------------------------------------------------------------------
   Computer Software - Personal Computers - 1.6%
      Electronic Arts, Inc.*                                                         500  $       13,063
      Microsoft Corp.*                                                               300          26,325
                                                                                          --------------
                                                                                          $       39,388
--------------------------------------------------------------------------------------------------------
   Computer Software - Systems - 7.2%
      Adobe Systems, Inc.                                                            400  $       24,800
      BMC Software, Inc.*                                                            300          12,825
      Cadence Design Systems, Inc.*                                                1,100          46,200
      Compaq Computer Corp.*                                                         300          14,400
      Computer Associates International, Inc.                                        400          22,750
      Compuware Corp.*                                                               500           9,250

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
========================================================================================================
Issuer                                                                            Shares           Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Computer Software - Systems - continued
      Oracle Systems Corp.*                                                          900  $       38,137
      Sybase, Inc.*                                                                  400          14,400
                                                                                          --------------
                                                                                          $      182,762
--------------------------------------------------------------------------------------------------------
   Consumer Goods and Services - 8.7%
      Colgate-Palmolive Co.                                                          500  $       35,125
      Duracell International, Inc.                                                   600          31,050
      Gillette Co.                                                                   600          31,275
      META Group, Inc.*                                                              100           3,062
      Philip Morris Cos., Inc.                                                       400          36,200
      Procter & Gamble Co.                                                           400          33,200
      Schweitzer-Mauduit International, Inc.*                                         30             694
      Service Corporation International                                              500          22,000
      Tyco International Ltd.                                                        800          28,500
                                                                                          --------------
                                                                                          $      221,106
--------------------------------------------------------------------------------------------------------
   Defense Electronics - 1.7%
      Loral Corp.                                                                  1,200  $       42,450
--------------------------------------------------------------------------------------------------------
   Electronics - 3.5%
      ESS Technology, Inc.*                                                          100  $        2,300
      Intel Corp.                                                                    700          39,725
      LSI Logic Corp.*                                                               200           6,550
      National Semiconductor Corp.*                                                  400           8,900
      Xilinx, Inc.*                                                                1,000          30,500
                                                                                          --------------
                                                                                          $       87,975
--------------------------------------------------------------------------------------------------------
   Entertainment - 2.1%
      Aztar Corp.*                                                                 3,200  $       25,600
      Harrah's Entertainment, Inc.*                                                  700          16,975
      Heritage Media Corp., "A"*                                                     400          10,250
                                                                                          --------------
                                                                                          $       52,825
--------------------------------------------------------------------------------------------------------
   Financial Institutions - 1.2%
      Advanta Corp., "B"                                                             400  $       14,550
      Federal Home Loan Mortgage Corp.                                               200          16,700
                                                                                          --------------
                                                                                          $       31,250
--------------------------------------------------------------------------------------------------------
   Food and Beverage Products - 4.5%
      Campbell Soup Co.                                                              400  $       24,000
      Kellogg Co.                                                                    300          23,175
      Nabisco Holdings Corp., "A"                                                    800          26,100
      PepsiCo, Inc.                                                                  500          27,937
      Universal Foods Corp.                                                          300          12,038
                                                                                          --------------
                                                                                          $      113,250
--------------------------------------------------------------------------------------------------------
   Forest and Paper Products - 1.8%
      Fort Howard Corp.*                                                             200  $        4,500
      Kimberly Clark Corp.                                                           500          41,375
                                                                                          --------------
                                                                                          $       45,875
--------------------------------------------------------------------------------------------------------
   Insurance - 8.8%
      AFLAC, Inc.                                                                    400  $       17,350
      American Re Corp.                                                              300          12,262
      Amerin Corp.*                                                                  400          10,700

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
========================================================================================================
Issuer                                                                            Shares           Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Insurance - continued
      CIGNA Corp.                                                                    300  $       30,975
      Equitable of Iowa Cos.                                                         600          19,275
      GCR Holdings Ltd.                                                              500          11,250
      LaSalle Re Holdings Ltd.*                                                      300           6,863
      MBIA, Inc.                                                                     400          30,000
      Penncorp Financial Group, Inc.                                               1,200          35,250
      Prudential Reinsurance Holdings, Inc.                                          800          18,700
      Sphere Drake Holdings Ltd.                                                     800          11,200
      Travelers, Inc.                                                                300          18,863
                                                                                          --------------
                                                                                          $      222,688
--------------------------------------------------------------------------------------------------------
   Machinery - 0.6%
      York International Corp.                                                       300  $       14,100
--------------------------------------------------------------------------------------------------------
   Medical and Health Products - 4.5%
      Johnson & Johnson                                                              100  $        8,563
      Medisense, Inc.*                                                             1,300          41,112
      Neuromedical Systems, Inc.*                                                    800          16,100
      Pfizer, Inc.                                                                   300          18,900
      Uromed Corp.*                                                                2,200          28,325
      Zoll Medical Corp.*                                                            100             900
                                                                                          --------------
                                                                                          $      113,900
--------------------------------------------------------------------------------------------------------
   Medical and Health Technology and Services - 5.3%
      Amisys Managed Care Systems*                                                   900  $       17,100
      Community Health Systems*                                                      400          14,250
      Living Centers of America*                                                     200           7,000
      Mariner Health Group, Inc.*                                                    100           1,662
      Pacificare Health Systems, Inc., "B"                                           300          26,100
      St. Jude Medical, Inc.*                                                        700          30,100
      United Healthcare Corp.                                                        600          39,300
                                                                                          --------------
                                                                                          $      135,512
--------------------------------------------------------------------------------------------------------
   Oils - 2.7%
      Mobil Corp.                                                                    400  $       44,800
      Seacor Holdings, Inc.*                                                         200           5,400
      Union Pacific Resources Group, Inc.                                            700          17,762
                                                                                          --------------
                                                                                          $       67,962
--------------------------------------------------------------------------------------------------------
   Pollution Control - 0.9%
      WMX Technologies, Inc.                                                         800  $       23,900
--------------------------------------------------------------------------------------------------------
   Railroads - 1.9%
      CSX Corp.                                                                      500  $       22,813
      Wisconsin Central Transportation Corp.*                                        400          26,300
                                                                                          --------------
                                                                                          $       49,113
--------------------------------------------------------------------------------------------------------
   Restaurants and Lodging - 1.3%
      HFS, Inc.*                                                                     100  $        8,175
      Promus Hotel Corp.*                                                            400           8,900
      Sonic Corp.*                                                                   850          16,150
                                                                                          --------------
                                                                                          $       33,225
--------------------------------------------------------------------------------------------------------
   Special Products and Services - 2.1%
      Intertape Polymer Group, Inc.                                                  700  $       21,963
      Stanley Works                                                                  600          30,900
                                                                                          --------------
                                                                                          $       52,863
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
========================================================================================================
Issuer                                                                            Shares           Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Stores - 4.2%
      Circuit City Stores, Inc.                                                      700  $       19,337
      Gymboree Corp.*                                                              1,100          22,688
      Hollywood Entertainment Corp.*                                                 400           3,350
      Home Depot, Inc.                                                               300          14,362
      Lowe's Cos., Inc.                                                              300          10,050
      Micro Warehouse, Inc.*                                                         500          21,625
      Office Depot, Inc.*                                                            700          13,825
                                                                                          --------------
                                                                                          $      105,237
--------------------------------------------------------------------------------------------------------
   Telecommunications - 1.9%
      Cabletron Systems, Inc.*                                                       400  $       32,400
      Cisco Systems, Inc.*                                                           200          14,925
                                                                                          --------------
                                                                                          $       47,325
--------------------------------------------------------------------------------------------------------
   Utilities - Gas - 2.1%
      Coastal Corp.                                                                  700  $       26,075
      Enron Corp.                                                                    700          26,688
                                                                                          --------------
                                                                                          $       52,763
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $    2,199,531
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.9%
   Denmark - 0.2%
      Tele Danmark, ADR (Utilities - Telephone)                                      200  $        5,525
--------------------------------------------------------------------------------------------------------
   France - 1.2%
      Pinault-Printemps (Stores)                                                     100  $       19,924
      Television Francaise (Entertainment)                                           100          10,707
                                                                                          --------------
                                                                                          $       30,631
--------------------------------------------------------------------------------------------------------
   Hong Kong  - 0.2%
      Giordano International Ltd. (Stores)                                         6,000  $        5,121
--------------------------------------------------------------------------------------------------------
   Italy - 0.2%
      Telecom Italia Mobile SpA (Telecommunications)                               4,800  $        5,051
--------------------------------------------------------------------------------------------------------
   Malaysia - 0.9%
      New Straits Times Press (Publishing)                                         7,000  $       23,439
--------------------------------------------------------------------------------------------------------
   Norway - 0.1%
      Tomra Systems A/S (Pollution Control)                                          300  $        2,367
--------------------------------------------------------------------------------------------------------
   Sweden - 2.1%
      Astra AB, Free Shares, "B" (Medical and Health Products)                       800  $       31,666
      Ericsson LM, "B" (Telecommunications)                                          500           9,783
      Hennes & Mauritz, "B" (Stores)                                                 200          11,137
                                                                                          --------------
                                                                                          $       52,586
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $      124,720
--------------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $2,211,269)                                         $    2,324,251
--------------------------------------------------------------------------------------------------------

Short-Term Obligation - 7.9%
========================================================================================================
                                                                        Principal Amount
                                                                           (000 Omitted)
--------------------------------------------------------------------------------------------------------
   Federal National Mortgage Assn., due 1/17/96, at Amortized Cost                  $200  $      199,180
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,410,449)                                           $    2,523,431
Other Assets, Less Liabilities - 0.3%                                                              6,738
========================================================================================================
Net Assets - 100.0%                                                                       $    2,530,169
--------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
=======================================================================================================
December 31, 1995
-------------------------------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $2,410,449)                                  $     2,523,431
   Cash                                                                                          62,531
   Receivable for Series shares sold                                                             28,201
   Interest and dividends receivable                                                              2,056
   Receivable from investment adviser                                                             6,619
   Deferred organization expenses                                                                 8,398
                                                                                        ---------------
         Total assets                                                                   $     2,631,236
                                                                                        ---------------
Liabilities:
   Payable for investments purchased                                                    $        86,813
   Payable for Series shares reacquired                                                               7
   Payable to affiliates for management fee                                                         155
   Accrued expenses and other liabilities                                                        14,092
                                                                                        ---------------
         Total liabilities                                                              $       101,067
                                                                                        ---------------
Net assets                                                                              $     2,530,169
                                                                                        ===============
Net assets consist of:
   Paid-in capital                                                                      $     2,417,438
   Unrealized appreciation on investments
      and translation of assets and liabilities in foreign currencies                           112,983
   Accumulated distributions in excess of net realized gain
      on investments and foreign currency transactions                                             (252)
                                                                                        ---------------
         Total                                                                          $     2,530,169
                                                                                        ===============
Shares of beneficial interest outstanding                                                       232,411
                                                                                        ===============
Net asset value, offering price and redemption price per share
   (net assets of $2,530,169 / 232,411 shares of beneficial interest outstanding)           $10.89
                                                                                        ===============

See notes to financial statements

Statement of Operations
======================================================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------------------------------
Net investment income:
   Income -
      Interest                                                                          $        7,204
      Dividends                                                                                  5,442
                                                                                        --------------
            Total investment income                                                     $       12,646
                                                                                        --------------
   Expenses -
      Management fee                                                                    $        4,424
      Trustees' compensation                                                                       708
      Shareholder servicing agent fee                                                              199
      Auditing fees                                                                             10,593
      Printing                                                                                   4,032
      Amortization of organization expenses                                                        790
      Legal fees                                                                                   646
      Custodian fee                                                                                436
      Miscellaneous                                                                              1,105
                                                                                        --------------
            Total expenses                                                              $       22,933
      Reduction of expenses by investment adviser                                              (16,913)
      Fees paid indirectly                                                                        (123)
                                                                                        --------------
            Net expenses                                                                $        5,897
                                                                                        --------------
               Net investment income                                                    $        6,749
                                                                                        --------------
   Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) -
      Investment transactions                                                           $       31,254
      Foreign currency transactions                                                               (166)
                                                                                        --------------
            Net realized gain on investments and foreign currency transactions          $       31,088
                                                                                        --------------
   Change in unrealized appreciation -
      Investments                                                                       $      112,982
      Translation of assets and liabilities in foreign currencies                                    1
                                                                                        --------------
            Net unrealized gain on investments                                          $      112,983
                                                                                        --------------
               Net realized and unrealized gain on investments and foreign currency     $      144,071
                                                                                        --------------
                  Increase in net assets from operations                                $      150,820
                                                                                        ==============

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
=======================================================================================================
Period Ended December 31, 1995
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                                                $         6,749
   Net realized gain on investments and foreign currency transactions                            31,088
   Net unrealized gain on investments and foreign currency translation                          112,983
                                                                                        ---------------
      Increase in net assets from operations                                            $       150,820
                                                                                        ---------------
Distributions declared to shareholders -
   From net investment income                                                           $        (6,583)
   From net realized gain on investments and foreign currency transactions                      (31,506)
                                                                                        ---------------
            Total distributions declared to shareholders                                $       (38,089)
                                                                                        ---------------
Series share (principal) transactions -
   Net proceeds from sale of shares                                                     $     2,485,755
   Net asset value of shares issued to shareholders
      in reinvestment of distributions                                                           38,091
   Cost of shares reacquired                                                                   (115,008)
                                                                                        ---------------
      Increase in net assets from Series share transactions                             $     2,408,838
                                                                                        ---------------
            Total increase in net assets                                                $     2,521,569
Net assets:
   At beginning of period                                                                         8,600
                                                                                        ---------------
   At end of period                                                                     $     2,530,169
                                                                                        ===============

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
======================================================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                   $        10.00
                                                                                        --------------
Income from investment operations# -
   Net investment income{S}                                                             $         0.05
   Net realized and unrealized gain on investments and foreign
      currency transactions                                                                       1.01
                                                                                        --------------
      Total from investment operations                                                  $         1.06
                                                                                        --------------
Less distributions declared to shareholders -
   From net investment income                                                           $        (0.03)
   From net realized gain on investments and foreign currency transactions                       (0.14)
                                                                                        --------------
      Total distributions declared to shareholders                                      $        (0.17)
                                                                                        --------------
Net asset value - end of period                                                         $        10.89
                                                                                        ==============
Total return 10.62%++ Ratios (to average net assets)/Supplemental data{S}:
   Expenses                                                                                      1.00%+
   Net investment income                                                                         1.15%+
Portfolio turnover                                                                                 28%
Net assets at end of period (000 omitted)                                               $        2,530

  *For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
{S}The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

      Net investment loss                                                               $       (0.08)
      Ratios (to average net assets):
         Expenses                                                                                3.90%+
         Net investment loss                                                                   (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on July 26, 1995. As of December 31, 1995 there were six shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended December 31, 1995, $166 was reclassified from accumulated undistributed net investment income to accumulated distributions in excess of net realized gain on investments and foreign currency transactions, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series' expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $16,913.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $2,642,344 and $461,477, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                                                      $   2,410,449
                                                                                          =============
      Gross unrealized appreciation                                                       $     161,963
      Gross unrealized depreciation                                                             (48,981)
                                                                                          -------------
         Net unrealized appreciation                                                      $     112,982
                                                                                          =============


(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

Period Ended December 31, 1995*                                               Shares              Amount
========================================================================================================
Shares sold                                                                  238,822      $    2,485,755
Shares issued to shareholders in reinvestment of distributions                 3,521              38,091
Shares reacquired                                                            (10,792)           (115,008)
                                                                             -------      --------------
    Net increase                                                             231,551      $    2,408,838
                                                                             =======      ==============

*For the period from commencement of investment operations, July 26, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 1995, the Series had no such commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Research
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the Series constituting MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from July 26, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 2, 1996



     --------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                   VFR-2-2/96/3M